UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 8, 2010

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street

Plano, Texas 75074

(Address of principal executive offices, including zip code)

(972) 673-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 8, 2010, Microtune, Inc. (“Microtune” or the “Company”) issued a press release announcing that it will hold a special meeting of its stockholders at 10:00 a.m., local time, on Friday, November 19, 2010 at the Homewood Suites by Hilton, 2601 E. George Bush, Plano, Texas 75074 to vote on the proposal to adopt the Agreement and Plan of Merger, dated as of September 7, 2010, by and among the Company, Zoran Corporation (“Zoran”) and Maple Acquisition Corp. (“Merger Sub”), a wholly-owned subsidiary of Zoran (the “Merger Agreement”). The Company’s stockholders of record as of the close of business on Friday, October 18, 2010 will be entitled to receive notice of and to vote at the special meeting. The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of all the outstanding shares of common stock, par value $0.001 per share, of the Company entitled to vote at the special meeting.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Microtune that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Microtune and others following announcement of the proposal or the Merger Agreement; (3) the inability to complete the Merger (as defined below) due to the failure to obtain stockholder approval; (4) the inability to obtain necessary regulatory approvals required to complete the Merger; (5) the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (6) the ability to recognize the benefits of the merger or of any combination of Microtune and Zoran; (7) the timing of the initiation, progress or cancellation of significant contracts or arrangements, the mix and timing of products sold in a particular period; and (8) the possibility that Microtune may be adversely affected by other economic, business, and/or competitive factors. Microtune is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

These and other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and elsewhere in Microtune’s Annual Report on Form 10-K for the year ended December 31, 2009 and Microtune’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, each as filed with the Securities and Exchange Commission (“SEC”). Many of the factors that will determine the outcome of the subject matter of this document are beyond Microtune’s ability to control or predict.

Important Additional Information and Where to Find It

On September 23, 2010, Microtune filed with the SEC a preliminary proxy statement in connection with the proposed merger with Zoran, pursuant to which Microtune would be acquired by Zoran (the “Merger”) and intends to file a definitive proxy statement with the SEC. Investors and stockholders are urged to read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement as well as any other relevant documents filed with the SEC when they become available because they will contain important information about the Merger and the parties to the Merger. The information in the preliminary proxy statement is not complete and may be changed. Before making any voting or investment decisions with respect to the proposed Merger or any of the other matters with respect to which Microtune’s stockholders will be asked to vote pursuant to the proxy statement, Microtune’s stockholders are urged to read the definitive proxy statement and other documents filed by Microtune when they become available. Investors and stockholders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement (when available) and other documents filed by Microtune at the SEC website at http://www.sec.gov. The preliminary proxy statement, definitive proxy statement (when available) and other documents also may be obtained for free at Microtune’s Internet website at www.microtune.com or from Microtune by contacting Investor Relations by telephone at 972-673-1850 or by mail at Microtune, Inc., 2201 10th Street, Plano, Texas, 75074, Attn: Investor Relations Department. In connection with the special meeting of Microtune stockholders to approve the adoption of the Merger Agreement, Microtune will mail copies of the definitive proxy statement to Microtune stockholders who are entitled to attend and vote at the special meeting which is determined by the stockholders of record on October 18, 2010.

Microtune and Zoran and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from Microtune stockholders in connection with the proposed Merger. Information regarding Zoran’s directors and officers is available in Zoran’s proxy statement for its 2010 annual meeting of stockholders and Zoran’s 2009 Annual Report on Form 10-K, which were filed with the SEC on April 29, 2010 and March 1, 2010, respectively. Information concerning the interests of Microtune’s participants in the solicitation, which may, in some cases, be different than those of Microtune stockholders generally, is set forth in Microtune’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2010 and available on Microtune’s website at www.microtune.com and is also set forth in the preliminary proxy described above and will be set forth in the definitive proxy statement relating to the Merger when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Microtune, Inc. on October 8, 2010, announcing the record date and the date of the special meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

/s/ Justin M. Chapman
Justin M. Chapman
Chief Financial Officer

Date: October 12, 2010

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Microtune, Inc. on October 8, 2010, announcing the record date and the date of the special meeting of stockholders.